UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2016

_______________________

Sucampo Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33609	30-0520478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 King Farm Blvd, Suite 550

Rockville, Maryland 20850

(Address of principal executive offices, including zip code)

(301) 961-3400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 2, 2016, Sucampo Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”) at the Sheraton Rockville Hotel, 920 King Farm Boulevard, Rockville, Maryland 20850. The stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 18, 2016.

A total of 40,400,373 shares of class A common stock, par value $0.01, or approximately 93.6% of the 43,155,168 shares entitled to vote, were present in person or by proxies. As a result, a quorum was present at the Annual Meeting. The final voting results for each of the proposals submitted to a vote of Company stockholders at the Annual Meeting are set forth below. Pursuant to the Company’s bylaws, approval of any matter other than the election of directors at the stockholder meeting requires a majority of shares present or represented and “voting affirmatively or negatively”. Accordingly, shares abstaining and broker non-votes are not considered when determining whether a proposal is approved.

Proposal 1. Election of Directors

The Board nominated our incumbent director, Maureen E. O’Connell, for election as a Class 1 director of the Company, with a term ending at the 2019 annual meeting of stockholders and until her successor is elected and qualified. The votes cast for, against and withheld and broker non-votes with respect to Proposal 1 were as follows:

Nominee	For	Against	Withheld	Broker Non-Vote
Maureen E. O’Connell	36,460,942	0	580,438	3,358,993

Proposal 2. 2016 Equity Incentive Plan

The Board recommended the Company’s 2016 Equity Incentive Plan for approval. The votes cast for and against, abstentions and broker non-votes with respect to Proposal 2 were as follows:

For	Against	Abstain	Broker Non-Vote
33,337,027	3,213,338	491,015	3,358,993

Proposal 3. Ratification of Independent Auditors

The Board recommended for approval the ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2016. The votes cast for and against and abstentions with respect to Proposal 3 were as follows:

For	Against	Abstain	Broker Non-Vote
40,286,419	64,319	49,635	0

Proposal 4. Executive Compensation

The Board recommended for approval, on an advisory basis, the compensation of the Company’s named executive officers. The votes cast for and against, abstentions and broker non-votes with respect to Proposal 4 were as follows:

For	Against	Abstain	Broker Non-Vote
15,305,476	155,973	21,075,255	3,358,993

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCAMPO PHARMACEUTICALS, INC.

Date: June 8, 2016	By:	/s/ Matthias Alder
		Name:	Matthias Alder
		Title:	Executive Vice President, Business Development and Licensing, General Counsel and Corporate Secretary